UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 11, 2005

EVOLVE ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26415	13-3876100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Clint Moore Road, Suite 101, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (561) 988-0819

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On April 11, 2005, Evolve One, Inc. dismissed Goldstein Lewin & Co. as its independent registered public accounting firm. Goldstein Lewin & Co. had been the independent registered public accounting firm for and audited the consolidated financial statements of Evolve One, Inc. as of December 31, 2004 and 2003. The reports of Goldstein Lewin & Co. on the financial statements of Evolve One, Inc. for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except such reports were modified as to the effects, if any, for adjustments related to the verification of shares of an investment held by the Company and an explanatory paragraph relating to Evolve One’s ability to continue as a “going concern” as a result of its continuing losses and accumulated deficit and lack of sufficient capital for completion of its business plan. The decision to change accountants was approved unanimously by the Board of Directors.

In connection with the audit for the two most recent fiscal years and in connection with Goldstein Lewin & Co.’s review of the subsequent interim periods preceding dismissal on April 11, 2005, there have been no disagreements between Evolve One, Inc. and Goldstein Lewin & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Goldstein Lewin & Co., would have caused Goldstein Lewin & Co. to make reference thereto in their report on Evolve One, Inc.’s financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, Evolve One, Inc. had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

On April 13, 2005 Evolve One, Inc. engaged Webb & Company, P.A. as its independent registered public accounting firm. Evolve One, Inc. had not consulted with Webb & Company, P.A. regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on Evolve One, Inc.’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by Evolve One, Inc. in reaching a decision as to an accounting, auditing or financial reporting issues.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

16.1	Letter from Goldstein Lewin & Co. to the Securities and Exchange Commission dated April 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE ONE, INC.

By:  /s/ Irwin Horowitz

Irwin Horowitz, President

DATED: April 14, 2005